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                                                                    EXHIBIT 21.1

                             Suncoast Bancorp, Inc.

                                   Form 10-KSB

                     For Fiscal Year Ended December 31, 2001

                           Subsidiaries of Registrant

               Suncoast National Bank, incorporated under the laws
                              of the United States